UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 5, 2014

CONTINENTAL RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

Oklahoma	1-32886	73-0767549
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 N. Broadway Oklahoma City, Oklahoma	73102
(Address of Principal Executive Offices)	(Zip Code)

(405) 234-9000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On November 5, 2014, Continental Resources, Inc. (the “Company”) issued a press release announcing its third quarter 2014 financial and operating results and updating certain 2015 guidance. A copy of the press release is being furnished as an exhibit to this report on Form 8-K.

Item 7.01 Regulation FD Disclosure

In the November 5, 2014 press release, the Company also announced its participation in the following upcoming investment conferences:

November 13, 2014	Bank of America Merrill Lynch 2014 Global Energy Conference; Miami, FL
January 7, 2015	Goldman Sachs Global Energy Conference; Miami, FL

Conference materials for both of the above-referenced conferences will be available on the Company’s website at www.CLR.com on or prior to the day of the presentation at each conference. The Company’s presentation at the Bank of America Merrill Lynch 2014 Global Energy Conference will be available to the public via internet webcast at www.CLR.com. A link to the webcast will be accessible from the Company’s website on the date of the event.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press release dated November 5, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTINENTAL RESOURCES, INC.
(Registrant)

Dated: November 5, 2014

	By:	/s/ John D. Hart
John D. Hart
Senior Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit Number	Description

99.1	Press release dated November 5, 2014